PLEDGE AND ESCROW AGREEMENT

THIS PLEDGE AND ESCROW AGREEMENT (the "**Agreement**") is made and entered into as of June 20, 2007 (the "**Effective Date**") by and among Besser Kapital Fund Ltd. and J. Roebling Fund LP (each a "**Pledgee**" and collectively, the "**Pledgees**") and **EARL INGARFIELD** and **STEPHAN SCHAEFFER** (each a "**Pledgor**" and collectively, the "**Pledgors**"), **AMERICAN RACING CAPITAL, INC.** (the "**Borrower**") and **GOTTBETTER & PARTNERS, LLP**, a New York limited liability partnership, as escrow agent (the "**Escrow Agent**").

RECITALS:

WHEREAS, in order to secure the Borrower's obligations under certain senior secured convertible notes (the "**Notes**"), together with a Securities Purchase Agreement, Irrevocable Transfer Agent Instructions and related documents, all of even date herewith (collectively referred to as the "**Transaction Documents**"), the Pledgors have agreed to pledge an aggregate of 2,000,000 shares of common stock of the Borrower (the "**Pledged Interests**").

NOW, THEREFORE, in consideration of the mutual covenants, agreements, warranties, and representations herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

TERMS AND CONDITIONS

1. **Pledge and Transfer of Pledged Interests.** The Pledgors hereby grant to the Pledgees a continuing security interest in the Pledged Interests as security for the Borrower's obligations under the Notes. Simultaneously with the execution of the Notes and other Transaction Documents, the Pledgors shall deliver to the Escrow Agent certificates representing the Pledged Interests, together with duly executed appropriate transfer documents executed in blank by the Borrower (the "**Pledged Interest Transfer Documents**" or the "**Transfer Documents**"), and such certificates and Pledged Interest Transfer Documents shall be held by the Escrow Agent until the full payment of all amounts due to the Pledgees under the Notes and through repayment in accordance with the terms of the Notes, or the termination or expiration of this Agreement.

2. **Release of Pledged Interests and Transfer Documents from Escrow.** The procedures for the release of the Pledged Interests and Transfer Documents from escrow shall be governed by this Agreement, the Irrevocable Transfer Agent Instructions, and the provisions of Sections 3 and 4 of the Notes, which are incorporated herein by reference as if set forth fully herein. Capitalized terms used herein but not defined shall have the meanings given them in the Notes. For Note conversions made at the option of a Pledgee, on or before the next Trading Day following its receipt of a Conversion Notice, the Borrower shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the applicable Pledgee and the Escrow Agent. On or before the second Trading Day following the date of the Borrower's receipt of such Conversion Notice (assuming the Borrower has given timely confirmation thereof to the Escrow Agent), the Escrow Agent shall deliver to the Borrower's transfer agent by overnight courier such number of Pledged Interests and Transfer Documents as shall be necessary to satisfy the Conversion Amount. Accompanying such delivery shall be instructions to the transfer agent

to transfer the required number of Pledged Interests into the name of the Pledgee or its designees and to promptly deliver the certificates representing same to the address as specified in the Conversion Notice. For mandatory conversions pursuant to Section 3 of the Note or otherwise the Borrower shall, as above, notify the Escrow Agent within one Trading Day of the date upon which the mandatory conversion became applicable and the Escrow Agent shall, as above (assuming the Borrower has given timely confirmation thereof to the Escrow Agent) repeat the process described above.

3. **Rights Relating to Pledged Interests and Borrower Control Shares**.

3.1. Unless and until transferred to the Pledgees or their designees, each Pledgor shall have the right to vote the Pledged Interests standing in such Pledgor's name at all meetings of Borrower to the same extent as if such Pledged Interests were held by such Pledgors; provided that no Event of Default (as defined herein) has occurred, and that the Borrower is not in default in the performance of any terms of the Notes.

3.2. Upon the occurrence of an Event of Default, the Pledgees shall be entitled to vote the Pledged Interests, to receive dividends and other distributions thereon, and to enjoy all other rights and privileges incident to the ownership of the Pledged Interests but only to the extent that such Event of Default gives the Pledgees the right to receive all or part of the Pledged Interests.

4. **Return of Pledged Interests from Pledge and Escrow**. Upon the payment of all amounts due to the Pledgees under the Notes by repayment in accordance with the terms of the Notes, the parties hereto shall notify the Escrow Agent to such effect in writing. Upon receipt of such written notice:

4.1. the Escrow Agent shall return to the Pledgors the Pledged Interest Transfer Documents and the certificates representing the Pledged Interests to the extent that such pledged materials are still in the custody of the Escrow Agent, (collectively the "**Pledged Materials**"), whereupon any and all rights of Pledgees in the Pledged Materials shall be terminated; and

4.2. notwithstanding anything to the contrary contained herein, upon full payment of all amounts due to the Pledgees under the Notes, by repayment in accordance with the terms of the Notes, this Agreement and Pledgee's security interest and rights in and to the Pledged Interests shall terminate.

5. **Event of Default**. An "**Event of Default**" shall be deemed to have occurred under this Agreement upon an Event of Default under the Notes.

6. **Remedies**. Upon the occurrence of an Event of Default, the Pledgees shall provide written notice of such Default (the "**Default Notice**") to the Escrow Agent, with a copy to the Borrower and Pledgors. As soon as practicable after receipt of the Default Notice, the Escrow Agent shall deliver to the Borrower's transfer agent such amount of the Pledged Materials as is necessary to satisfy the requirements of the Notes. In connection with the foregoing, Pledgees may exercise all rights and remedies of a secured party with respect to such property as may be available under the Uniform Commercial Code as in effect in the State of New York

7. **Concerning the Escrow Agent.**

7.1. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and in other Transaction Documents and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

7.2. The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner, and execution, or validity of any instrument deposited in this escrow, nor as to the identity, authority, or right of any person executing the same; and its duties hereunder shall be limited to the safekeeping of such certificates, monies, instruments, or other document received by it as such escrow holder, and for the disposition of the same in accordance with the written instruments accepted by it in the escrow.

7.3. The Pledgees, Pledgors, and the Borrowers hereby agree, to defend and indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits, or proceedings at law or in equity, or any other expenses, fees, or charges of any character or nature which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement; and in connection therewith, to indemnify the Escrow Agent against any and all expenses, including attorneys' fees and costs of defending any action, suit, or proceeding or resisting any claim (and any costs incurred by the Escrow Agent pursuant to Sections 6.4 or 6.5 hereof). The Escrow Agent shall be vested with a lien on all property deposited hereunder, for indemnification of attorneys' fees and court costs regarding any suit, proceeding or otherwise, or any other expenses, fees, or charges of any character or nature, which may be incurred by the Escrow Agent by reason of disputes arising between the makers of this escrow as to the correct interpretation of this Agreement and instructions given to the Escrow Agent hereunder, or otherwise, with the right of the Escrow Agent, regardless of the instructions aforesaid, to hold said property until and unless said additional expenses, fees, and charges shall be fully paid.

7.4. If any of the parties shall be in disagreement about the interpretation of this Agreement, or about the rights and obligations, or the propriety of any action contemplated by the Escrow Agent hereunder, the Escrow Agent may, at its sole discretion deposit the Pledged Materials with the Clerk of the United States District Court for the Southern District of New York, sitting in New York, New York, and, upon notifying all parties concerned of such action, all liability on the part of the Escrow Agent shall fully cease and terminate. The Escrow Agent

shall be indemnified by the Borrower, Pledgors, and Pledgees for all costs, including reasonable attorneys' fees in connection with the aforesaid proceeding, and shall be fully protected in suspending all or a part of its activities under this Agreement until a final decision or other settlement in the proceeding is received.

7.5. The Escrow Agent may consult with counsel of its own choice (and the costs of such counsel shall be paid by the Borrower, Pledgors, and Pledgees) and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The Escrow Agent shall not be liable for any mistakes of fact or error of judgment, or for any actions or omissions of any kind, unless caused by its willful misconduct or gross negligence.

7.6. The Escrow Agent may resign upon ten (10) days' written notice to the parties in this Agreement. If a successor Escrow Agent is not appointed within this ten (10) day period, the Escrow Agent may petition a court of competent jurisdiction to name a successor.

7.7. Conflict Waiver. The Borrower and Pledgors hereby acknowledges that the Escrow Agent is an investment advisor to Besser Kapital Fund Ltd, a Pledgee herein. The Pledgors and the Borrower agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to serve such Pledgee and Pledgors and the Borrower will not seek to disqualify the Escrow Agent and waive any objections the Borrower or Pledgors might have with respect to the Escrow Agent acting as the Escrow Agent pursuant to this Agreement.

7.8. Notices. Unless otherwise provided herein, all demands, notices, consents, service of process, requests and other communications hereunder shall be in writing and shall be delivered (with a copy by facsimile) in person or by overnight courier service, or mailed by certified mail, return receipt requested, addressed:

If to the Borrower, to:

American Racing Capital, Inc.
9880 Via Pasar, Suite A
San Diego, CA 92126
Attention: Robert Koveleski
Telephone: 800.230.7132
Facsimile: 858.750.7482

With copy to:

Kirkpatrick & Lockhart Preston Gates Ellis LLP
201 South Biscayne Blvd, Suite 2000
Miami, FL 33131
Attention: Ronald Haligman, Esq.
Telephone: 305.539.3300
Facsimile: 305.358.7095

If to Earl Ingarfield:

Earl Ingarfield
15 Paradise Plaza, #265
Sarasota, FL 34239
Telephone: 941.373.0609
Facsimile: 941.373.0171

If to Stephen Schaeffer:	Stephen Schaeffer 111 Great Neck Road, #217 Great Neck, NY 11021 Telephone: 516.482.6565 Facsimile: 516.482.6099
If to Besser Kapital Fund Ltd.:	Besser Kapital Fund Ltd. c/o Triagol Asset Management Ltd. 2nd Terrace West, Centreville P.O. Box N-10567 Nassau, Bahamas Attention: Marco Montanari Telephone: 242.326.2150 Facsimile: 242.326.2151
With copy to:	Gottbetter & Partners, LLP 488 Madison Avenue, 12th Floor New York, NY 10022 Attention: Scott Rapfogel, Esq. Telephone: 212.400.6900 Facsimile: 212.400.6901
If to J. Roebling Fund LP:	J. Roebling Fund LP c/o Axion Management 780 Third Avenue, 43rd Floor New York, NY 10017 Attention: David Vynerib, Managing Member Telephone: 212.521.3843 Facsimile: 212.521.3888
With copy to:	Gottbetter & Partners, LLP 488 Madison Avenue, 12th Floor New York, NY 10022 Attention: Scott Rapfogel, Esq. Telephone: 212.400.6900 Facsimile: 212.400.6901
If to the Escrow Agent, to:	Gottbetter & Partners, LLP 488 Madison Avenue, 12th Floor New York, NY 10022 Attention: Scott Rapfogel, Esq. Telephone: 212.400.6900 Facsimile: 212.400.6901

Any such notice shall be effective (a) when delivered, if delivered by hand delivery or overnight courier service, or (b) five (5) days after deposit in the United States or Canadian mail, as applicable.

8. **Binding Effect**. All of the covenants and obligations contained herein shall be binding upon and shall inure to the benefit of the respective parties, their successors and assigns.

9. **Governing Law; Venue; Service of Process**. The validity, interpretation and performance of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within that state except to the extent that Federal law applies. The parties hereto agree that any disputes, claims, disagreements, lawsuits, actions or controversies of any type or nature whatsoever that, directly or indirectly, arise from or relate to this Agreement, including, without limitation, claims relating to the inducement, construction, performance or termination of this Agreement, shall be brought in the state supreme courts located in New York County, New York or the United States District Court for the Southern District of New York located in New York, New York, and the parties hereto agree not to challenge the selection of that venue in any such proceeding for any reason, including, without limitation, on the grounds that such venue is an inconvenient forum. The parties hereto specifically agree that service of process may be made, and such service of process shall be effective if made, pursuant to Section 9 hereto.

10. **Enforcement Costs.** If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

11. **Remedies Cumulative.** No remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute, or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

12. **Counterparts.** This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

13. **No Penalties.** No provision of this Agreement is to be interpreted as a penalty upon any party to this Agreement.

14. **JURY TRIAL**. EACH OF THE PLEDGEES, PLEDGORS, AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED HEREON, OR ARISING OUT OF, UNDER OR IN ANY WAY CONNECTED WITH THE DEALINGS BETWEEN PLEDGEES, PLEDGORS AND THE BORROWER, THIS PLEDGE AND ESCROW AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF

CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.

IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge and Escrow Agreement as of the date first above written.

PLEDGEES

BESSER KAPITAL FUND LTD.
By: TRIAGOL ASSET MANAGEMENT LTD.
Its: Investment Manager

By: ______________________
Name: ~~Marco Montanari~~ OLIVIER CHARPENNIER
Title: Director

J. ROEBLING FUND LP

By: ______________________
Name: David Vynerib
Title: Managing Member

PLEDGORS

____
Earl Ingarfield

____
Stephen Schaeffer

BORROWER

AMERICAN RACING CAPITAL, INC.

By: ______________________
Name: Robert Koveleski
Title: President

ESCROW AGENT

GOTTBETTER & PARTNERS, LLP

By: ______________________
Name: Adam S. Gottbetter, Esq.
Title: Managing Partner

IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge and Escrow Agreement as of the date first above written.

PLEDGEES

BESSER KAPITAL FUND LTD.
By: TRIAGOL ASSET MANAGEMENT LTD.
Its: Investment Manager

By: ______________________________
Name: Marco Montanari
Title: Director

J. ROEBLING FUND LP

By: ______________________________
Name: David Vynerib
Title: Managing Member

PLEDGORS

____
Earl Ingarfield

____
Stephen Schaeffer

BORROWER

AMERICAN RACING CAPITAL, INC.

By: ______________________________
Name: Robert Koveleski
Title: President

ESCROW AGENT

GOTTBETTER & PARTNERS, LLP

By: ______________________________
Name: Adam S. Gottbetter, Esq.
Title: Managing Partner

IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge and Escrow Agreement as of the date first above written.

PLEDGEES

BESSER KAPITAL FUND LTD.
By: TRIAGOL ASSET MANAGEMENT LTD.
Its: Investment Manager

By: ______________________________
Name: Marco Montanari
Title: Director

J. ROEBLING FUND LP

By: ______________________________
Name: David Vynerib
Title: Managing Member

PLEDGORS

____
Earl Ingarfield

____
Stephen Schaeffer

BORROWER

AMERICAN RACING CAPITAL, INC.

By: ______________________________
Name: Robert Koveleski
Title: President

ESCROW AGENT

GOTTBETTER & PARTNERS, LLP

By: ______________________________
Name: Adam S. Gottbetter, Esq.
Title: Managing Partner

IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge and Escrow Agreement as of the date first above written.

PLEDGEES

BESSER KAPITAL FUND LTD.
By: TRIAGOL ASSET MANAGEMENT LTD.
Its: Investment Manager

By: ______________________
Name: Marco Montanari
Title: Director

J. ROEBLING FUND LP

By: ______________________
Name: David Vynerib
Title: Managing Member

PLEDGORS

____
Earl Ingarfield

Dr. Stephen Schaeffer
Stephen Schaeffer

BORROWER

AMERICAN RACING CAPITAL, INC.

By: ______________________
Name: Robert Koveleski
Title: President

ESCROW AGENT

GOTTBETTER & PARTNERS, LLP

By: ______________________
Name: Adam S. Gottbetter, Esq.
Title: Managing Partner

IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge and Escrow Agreement as of the date first above written.

PLEDGEES

BESSER KAPITAL FUND LTD.
By: TRIAGOL ASSET MANAGEMENT LTD.
Its: Investment Manager

By: ______________________________
Name: Marco Montanari
Title: Director

J. ROEBLING FUND LP

By: ______________________________
Name: David Vynerib
Title: Managing Member

PLEDGORS

____
Earl Ingarfield

____
Stephen Schaeffer

BORROWER

AMERICAN RACING CAPITAL, INC.

By: ______________________________
Name: Robert Koveleski
Title: President

ESCROW AGENT

GOTTBETTER & PARTNERS, LLP

By: ______________________________
Name: Adam S. Gottbetter, Esq.
Title: Managing Partner